CSMC 2022-NQM2 Trust ABS-15G

Exhibit 99.20

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its clients, DLJ Mortgage Capital, Inc. The review included a total of three hundred nine (309) newly originated residential mortgage loans, in connection with the securitization identified as CSMC 2022-NQM2 (the “Securitization”). The review began on September 1, 2021, and concluded on January 1, 2022.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was below 2.5. In the event the CU score was equal to or greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (309 loans in total):

130 loans had a Desk Reviews (CDA), and 0 loans had AVMs. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were zero (0) occurrences of this.

One (1) loan had a Field Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 309 mortgage loans reviewed, 53 unique mortgage loans (17.15% by loan count) had a total of eighty (80) different tape discrepancies across eighteen (18) data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Closing Date	29	36.25%
Original Collateral Value	9	11.25%
UW FICO Utilized	6	7.50%
CoBorrower First Name	5	6.25%
Original LTV	4	5.00%
Original CLTV	4	5.00%
Initial Interest Rate Cap Change Down	3	3.75%
Property Type	3	3.75%
Property City	3	3.75%
Original PI Payment	3	3.75%
Number Units	2	2.50%
Prepayment Penalty Indicator	2	2.50%
Borrower Last Name	2	2.50%
Maturity Date	1	1.25%
Escrow Indicator	1	1.25%
Original Term	1	1.25%
First Payment Date of Loan	1	1.25%
Origination Date	1	1.25%
Total Discrepancies:	80	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	298	$165,972,214.00	96.44%
Event Grade B	11	$6,960,273.00	3.56%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	309	$172,932,487.00	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	298	96.44%
Event Grade B	11	3.56%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	309	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	309	100.00%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	309	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	308	99.68%
Event Grade B	1	0.32%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	309	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	140
		Property is located in a FEMA disaster area	17
		Fraud Report Shows Uncleared Alerts	15
		Asset Documents are Incomplete	13
		Housing history does not meet guidelines	13
		Hazard Insurance Coverage is Not Sufficient.	9
		Borrower Income Verification does not match Approval	9
		Initial Loan Application is Missing	9
		Borrower Employment Verification does not meet guidelines	8
		DSCR is less than guideline minimum	8
		Title Policy is Missing	7
		Transmittal Summary is Missing	7
		Hazard Insurance Coverage is Not Sufficient	7
		Final Loan Application is Partial	6
		Qualifying DTI exceeds Guideline Maximum Allowable	6
		Liquid Reserves are less than Guidelines Required	5
		Fraud Report Missing	4
		Borrower Liabilities Verification Indicator is Partial	4
		Hazard Insurance Effective Date is after the Note Date	3
		Borrower Income Verification is less than 12 months	2
		Profit and Loss Does Not Meet Guidelines	2
		CoBorrower Employment Verification does not meet guidelines	2
		Title Policy is Partial	2
		Final Loan Application is Missing	2
		ARM Index is Other	2
		Minimum Trade Line Requirement Not Met	2
		Unresolved derogatory credit	2

		Flood Certificate is Missing	2
		Initial Credit Application is Partial	1
		Transmittal Summary is Partial	1
		Cash to Borrower Exceeds Maximum Allowable	1
		Appraisal date is greater than 120 days from Origination date.	1
		Fraud Report is Only Partially Available	1
		Hazard Insurance Indicator is Partial	1
		Documentation for Recent Draws on HELOC is Missing	1
		Note Document Indicator is Partial	1
		Executed HELOC closure letter not provided.	1
		Percentage of Downpayment from Borrower Own Funds is Zero	1
		Trust Documentation Missing or Incomplete	1
		Borrower residency documentation not provided or issue with documentation	1
		Co-Borrower residency documentation not provided or issue with documentation	1
		Loan Purpose is indicated as Unavailable	1
		Total Credit Grade (A) Exceptions:	322
	B	Underwriting LTV exceeds Guideline Maximum Allowable	3
		Underwriting CLTV exceeds Guideline Maximum Allowable	3
		Overdraft/NSF Count Exceeds Tolerance	1
		Borrower Employment Verification does not meet guidelines	1
		Minimum Trade Line Requirement Not Met	1
		Borrower Income Verification does not match Approval	1
		Qualifying DTI exceeds Guideline Maximum Allowable	1
		Hazard Insurance Effective Date is after the Note Date	1
		Underwriting FICO does not meet Guideline Minimum Required	1
		Liquid Reserves are less than Guidelines Required	1
		Asset Documents are Incomplete	1
		Loan amount is less than the minimum required loan amount	1
		Total Credit Grade (B) Exceptions:	16
Compliance	A	No Compliance Findings	140
		The file does not contain any copies of the Closing Disclosure(s). Unable to test for TRID tolerance.	11

		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	6
		Intent to Proceed is Missing	4
		Charges That Cannot Increase Test	4
		Subject loan is an investment cash out. Evidence of cash-out purpose not provided.	3
		Reimbursement Amount Test	3
		Per Diem Interest Amount Test	3
		Notice of Special Flood Hazards is Missing	3
		Evidence of Rate Lock Not Provided	2
		Consummation or Reimbursement Date Validation Test	2
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	2
		TILA Right of Rescission Test	2
		Cal. Fin. Code § 4973(k) - Consumer Caution and Home Ownership Counseling Notice Disclosure was not provided	1
		ATR/QM Status is Pending	1
		Lender NMLS Status is Not Active	1
		Affiliated Business Disclosure is Missing	1
		Security Instrument Indicator is Missing	1
		Home loan Toolkit is Missing	1
		Escrow Waiver Disclosure is Missing	1
		TILA Rescission Finance Charge Test	1
		TILA Finance Charge Test	1
		TRID “Section C. Services You Can Shop For / Services Borrower Did Shop For” Validation Test	1
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
		Prohibited Fees Test	1
		Higher-Priced Mortgage Loan Escrow Alert (12 CFR 1026.35(b))	1
		CHARM Booklet is Missing	1
		Total Compliance Grade (A) Exceptions:	201
Property	A	Title Issues Present	15
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	13
		Third Party Valuation Product not Provided	10
		Is Completion Certificate in file is No	7

	Origination Appraisal is Partial	6
	Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	5
	Origination Appraisal is Missing	3
	UCDP Summary Report is Missing	1
	Are all required Addendum and Exhibits included is No	1
	Third Party Valuation Product not Provided.	1
	Total Property Grade (A) Exceptions:	62
B	Second Appraisal is Missing	1
	Total Property Grade (B) Exceptions:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.